                      AMENDMENT NO. 3 TO SECURITY AGREEMENT


         THIS AMENDMENT, dated as of July 30, 1998, by (i) each of the Assignors which is a party to the Security Agreement referred to below (the "Original Assignors"); and (ii) the following additional Subsidiary of the Company: CSSC, INC., an Arizona corporation (together with its successors and assigns, the "Additional Assignor"); with (iii) KEYBANK NATIONAL ASSOCIATION, a national banking association, as Collateral Agent (the "Collateral Agent") under the Security Agreement identified below:

         PRELIMINARY STATEMENTS:

         (1) The Original Assignors have heretofore entered into the Security Agreement, dated as of May 21, 1997, in favor of the Collateral Agent as amended by Amendment No. 1 thereto, dated as of June 2, 1997, and Amendment No. 2 thereto, dated as of July 15, 1997 (as amended, the "Security Agreement"; with the terms defined therein, or the definitions of which are incorporated therein, being used herein as so defined).

         (2) The parties hereto desire to amend certain of the terms and provisions of the Security Agreement, all as more fully set forth below.

         NOW, THEREFORE, the parties hereby agree as follows:

         1. Joinder of Additional Assignor. Effective upon the execution and delivery of this Amendment, the Additional Assignor hereby joins in and becomes a party to the Security Agreement, as amended hereby, as an Assignor thereunder as fully as if it had been an original signatory to the Security Agreement. All representations, warranties, covenants, agreements and waivers contained in the Security Agreement, as amended hereby, applicable to Assignors thereunder shall apply to the Additional Assignor from and after the date of execution and delivery of this Amendment.

         2. Amendments to Annex B. Annex B to the Security Agreement is amended and restated in its entirety as follows:



ASSIGNOR                                                   ADDRESS
-----------------------------------------------            -----------------------------------------
Safety Components International, Inc.                      2160 N. Central Road
                                                           Fort Lee, New Jersey 07024

Automotive Safety Components International, Inc.           c/o Safety Components International, Inc.
                                                           2160 N. Central Road
                                                           Fort Lee, New Jersey 07024

Galion, Inc.                                               c/o Safety Components International, Inc.
                                                           2160 N. Central Road
                                                           Fort Lee, New Jersey 07024

Valentec Systems, Inc.                                     c/o Safety Components International, Inc.
                                                           2160 N. Central Road
                                                           Fort Lee, New Jersey 07024

ASCI Holdings Germany (DE), Inc.                           c/o Safety Components International, Inc.
                                                           2160 N. Central Road
                                                           Fort Lee, New Jersey 07024

ASCI Holdings U.K. (DE), Inc.                              c/o Safety Components International, Inc.
                                                           2160 N. Central Road
                                                           Fort Lee, New Jersey 07024



ASSIGNOR                                                   ADDRESS
-------------------------------------------                -----------------------------------------
ASCI Holdings Mexico (DE), Inc.                            c/o Safety Components International, Inc.
                                                           2160 N. Central Road
                                                           Fort Lee, New Jersey 07024

ASCI Holdings Czech (DE), Inc.                             c/o Safety Components International, Inc.
                                                           2160 N. Central Road
                                                           Fort Lee, New Jersey 07024

Valentec International Corporation, LLC                    c/o Safety Components International, Inc.
                                                           2160 N. Central Road
                                                           Fort Lee, New Jersey 07024

ASCI Holdings Asia (DE), Inc.                              c/o Safety Components International, Inc.
                                                           2160 N. Central Road
                                                           Fort Lee, New Jersey 07024

Safety Components Fabric Technologies, Inc.                c/o Safety Components International, Inc.
                                                           2160 N. Central Road
                                                           Fort Lee, New Jersey 07024

CSSC, Inc.                                                 c/o Safety Components International, Inc.
                                                           2160 N. Central Road
                                                           Fort Lee, New Jersey 07024



         3. Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Security Agreement, and except as expressly modified and superseded by this Amendment, the terms and provisions of the Security Agreement are ratified and confirmed and shall continue in full force and effect.

         4. Miscellaneous. The terms and provisions of sections 10.2 [Waiver; Amendment], 10.4 [Successors and Assigns], 10.5 [Headings Descriptive], 10.6 [Severability], 10.7 [Governing Law], and 11 [Waiver of Jury Trial] of the Security Agreement are hereby incorporated into this Amendment as if set forth in full herein, except that references in such incorporated terms and provisions to "this Agreement", "herein", "hereby" and words of similar import shall be deemed to refer to this Amendment instead of the Security Agreement. This Amendment may be executed by the parties hereto separately in counterparts, each of which shall be an original and all of which together shall constitute one and the same agreement.


            [The remainder of this page is intentionally left blank.]


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



         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


                    SAFETY COMPONENTS INTERNATIONAL, INC.


                    By:    ________________________
                           Executive Vice President

                    AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL, INC.


                    By:    ________________________
                           Executive Vice President


                    ASCI HOLDINGS GERMANY (DE), INC.


                    By:    ________________________
                           Executive Vice President


                    ASCI HOLDINGS CZECH (DE), INC.


                    By:    ________________________
                           Executive Vice President


                    ASCI HOLDINGS MEXICO (DE), INC.


                    By:    ________________________
                           Executive Vice President


                    ASCI HOLDINGS U.K. (DE), INC.


                    By:    ________________________
                           Executive Vice President


                    ASCI HOLDINGS ASIA (DE), INC.


                    By:    ________________________
                           Executive Vice President




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



                    VALENTEC SYSTEMS, INC.


                    By:    ________________________
                           Executive Vice President


                    GALION, INC.


                    By:    ________________________
                           Executive Vice President


                    VALENTEC INTERNATIONAL CORPORATION, LLC



                    By:    ________________________
                           Executive Vice President



                    SAFETY COMPONENTS FABRIC TECHNOLOGIES, INC.



                    By:    ________________________
                           Executive Vice President



                    CSSC, Inc.



                    By:    ________________________
                           Executive Vice President



                    KEYBANK NATIONAL ASSOCIATION, as Collateral Agent


                    By: ___________________________
                        Vice President


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